Exhibit 99.1

EXECUTION VERSION

JOINDER AGREEMENT

This Joinder Agreement, dated as of November 4, 2011 (the “Joinder Agreement” or this “Agreement”), by and among BARCLAYS BANK PLC (the “New Lender”), THE HILLMAN COMPANIES, INC., THE HILLMAN GROUP, INC. (“HGI”), BARCLAYS BANK PLC (the “Administrative Agent”) and, solely for purposes of Sections 17(a) and 17(b) hereof, each other Credit Party party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of May 28, 2010 (as amended by Amendment No. 1 to Credit Agreement, dated as of December 22, 2010, Amendment No. 2 to Credit Agreement, dated as of April 18, 2011, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among OHCP HM Acquisition Corp., OHCP HM Merger Sub Corp., The Hillman Companies, Inc., Hillman Investment Company, The Hillman Group, Inc., the banks and other lending institutions from time to time party thereto, Barclays Bank PLC, as Administrative Agent, Issuing Lender and Swingline Lender, and the other parties thereto (capitalized terms used but not defined herein having the meanings provided in the Credit Agreement); and

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish New Term Loan Commitments by among other things, written notice to the Administrative Agent;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

I. The New Lender hereby commits to provide its New Term Loan Commitment, as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below.

II. The New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Finance Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and/or the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Finance Documents as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a New Lender.

III. The New Lender hereby agrees to make its New Term Loan Commitment on the following terms and conditions:

1. Applicable Margin; Closing Fee. The Applicable Margin for each New Term Loan shall equal the Applicable Margin with respect to the existing Term Loans. The Borrower shall pay on the Increased Amount Date (as defined below) to the New Lender, as fee compensation for the funding of the New Lender’s New Term Loan, a closing fee in an amount equal to 1.50% of the stated principal amount of the New Lender’s New Term Loan, payable to the New Lender from the proceeds of its New Term Loan as and when funded on the Increased Amount Date (which closing fee shall be in all respects fully earned, due and payable on the Increased Amount Date and non-refundable and non-creditable thereafter).

2. Principal Payments. The Borrower shall make principal payments on the New Term Loan in installments on the dates (and each such date shall be a Principal Amortization Payment Date for all purposes under the Credit Agreement and the other Finance Documents) and in the amounts (and each such amount shall be a Principal Amortization Payment for all purposes under the Credit Agreement and the other Finance Documents) set forth below:

(A) Principal Amortization Payment Date	(B) Principal Amortization Payment
December 31, 2011	$75,000
March 31, 2012	$75,000
June 30, 2012	$75,000
September 30, 2012	$75,000
December 31, 2012	$75,000
March 31, 2013	$75,000
June 30, 2013	$75,000
September 30, 2013	$75,000
December 31, 2013	$75,000
March 31, 2014	$75,000
June 30, 2014	$75,000
September 30, 2014	$75,000
December 31, 2014	$75,000
March 31, 2015	$75,000
June 30, 2015	$75,000
September 30, 2015	$75,000
December 31, 2015	$75,000
March 31, 2016	$75,000

The aggregate unpaid principal balance of the New Term Loan outstanding shall be due and payable in full on the Term Loan Maturity Date.

3. Maturity Date. Same as the existing Term Loans.

4. Proposed Borrowing. This Agreement shall be deemed to constitute an irrevocable Notice of Borrowing for purposes of Section 2.02 of the Credit Agreement and represents the Borrower’s request to borrow New Term Loans from the New Lender as follows (the “Proposed Borrowing”) and the Borrower acknowledges and agrees that the provisions of Section 3.05 of the Credit Agreement shall apply to the Proposed Borrowing:

SECTION 1. Business Day of Proposed Borrowing: November 10, 2011

SECTION 2. Amount of Proposed Borrowing: $30,000,000

SECTION 3. Interest rate option: Eurodollar Loan with an initial Interest Period of three months.

SECTION 4. Use of Proceeds. The proceeds of the New Term Loan shall be used for general corporate purposes of the Borrower and its Subsidiaries (including Permitted Business Acquisitions).

SECTION 5. Borrower. The New Term Loan shall only be made to HGI.

SECTION 6. Wire Instructions. The wire instructions and other account information with respect to the Borrower’s account into which proceeds of the Proposed Borrowing should be disbursed are set forth in Exhibit A attached hereto.

5. New Lender. The New Lender acknowledges and agrees that upon its execution of this Agreement and the making of New Term Loans, the New Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Finance Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

6. Credit Agreement Governs. Except as set forth in this Agreement, the New Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Finance Documents. Each of the Borrower, the Administrative Agent and the New Lender hereby acknowledges and agrees that the New Term Loans made on the Increased Amount Date shall not constitute a separate Tranche of Term Loans.

7. Certification. By its execution of this Agreement, the undersigned officer on behalf of the Borrower certifies that:

i. each of the conditions in Section 4.02 of the Credit Agreement has been satisfied as of the Increased Amount Date;

ii. the Borrower, upon the incurrence of the Proposed Borrowing, will be in pro forma compliance with the financial covenant set forth in Section 7.16 of the Credit Agreement as of the Increased Amount Date;

iii. no Default or Event of Default shall exist on the Increased Amount Date before or after giving effect to such New Term Loan Commitments and to the making of any New Term Loans pursuant thereto and after giving effect to any Permitted Business Acquisition consummated in connection therewith;

iv. the Secured Leverage Ratio, as of the Increased Amount Date and as of the last day of the most recently ended fiscal quarter of Holdings and its Consolidated Subsidiaries, calculated on a Pro-Forma Basis after giving effect to the New Term Loan Commitment (and assuming that the New Term Loan Commitment has been fully drawn), shall not be greater than 4.00:1.00; and

v. each of the other conditions specified in Section 2.15 of the Credit Agreement has been satisfied as of the Increased Amount Date.

8. Notice. For purposes of the Credit Agreement, the initial notice address of each New Lender shall be as set forth below its signature below.

9. Non-U.S. Lenders. For each New Lender that is a Non-U.S. Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Lender may be required to deliver to Administrative Agent pursuant to Section 3.01 of the Credit Agreement.

10. Recordation of the New Loans. Upon execution and delivery hereof, the Administrative Agent will record the New Term Loans made by each New Lender in the Register.

11. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as provided by Section 10.03 of the Credit Agreement.

12. Entire Agreement. This Agreement, the Credit Agreement and the other Finance Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement is a “Finance Document” for all purposes under the Credit Agreement and each other Finance Document.

13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

14. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic (i.e., “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

16. Conditions Precedent to New Term Loan. The obligation of the New Lender to make the New Term Loan is subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “Increased Amount Date”):

a.	Each of the Administrative Agent and the New Lender shall have received:

i.	a duly executed copy of this Agreement;

ii.	(A) a duly executed certificate of the Secretary or Assistant Secretary of HGI dated the Increased Amount Date substantially in the form of Exhibit L to the Credit Agreement attaching the documents referred to therein (or, with respect to the organizational documents of HGI, certifying that since the Closing Date there have been no amendments to the organizational documents of HGI except as set forth in such certificate), (B) a duly executed certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (A) above and (C) a certificate as of a recent date as to the good standing of HGI from the Secretary of State of its jurisdiction of organization;

iii.	a duly executed certificate, dated the Increased Amount Date and signed by a Responsible Officer of the Borrower, making the certifications set forth in Section 7; and

iv.	a written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel to the Credit Parties, addressed to the Administrative Agent, the Collateral Agent and the New Lender, dated the Increased Amount Date, in the form of Exhibit B attached hereto.

b.	All fees and expenses owing in respect of the New Term Loan to the Administrative Agent, the Collateral Agent and the New Lender shall have been paid.

17. Consent and Affirmation of the Credit Parties.

a.

Each Credit Party hereby consents to the transactions effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Finance Document to which such Credit Party is a party is, and the obligations of such Credit Party contained in the Credit Agreement or in any other Finance Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. For greater certainty and without limiting the foregoing, each Credit Party hereby confirms that the existing security interests granted in favor of the Collateral Agent, for the benefit of the Secured Parties (as defined in each of the

Security Agreement and the Pledge Agreement), pursuant to the Finance Documents in the Collateral described therein shall continue to secure the obligations of the Credit Parties under the Credit Agreement and the other Finance Documents as and to the extent provided in the Finance Documents. Each Guarantor reaffirms and agrees that its guarantee of the obligations of the Credit Parties under the Credit Agreement and the Finance Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

b.	Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Guarantor is not required by the terms of the Credit Agreement or any other Finance Document to consent to the transactions effected pursuant to this Agreement and (ii) nothing in this Agreement, the Credit Agreement or any other Finance Document shall be deemed to require the consent of such Guarantor to any future transactions similar to the transactions effected pursuant to this Agreement.

18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

19. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Credit Parties, each Agent and each Lender and their respective permitted successors and assigns.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Credit Party Accession Agreement as of the date first above written.

BARCLAYS BANK PLC, as New Lender

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

Notice Address: 745 Seventh Avenue, New York, NY 10019

THE HILLMAN GROUP, INC.,
as Borrower and a Guarantor

By:	/s/ Anthony A. Vasconcellos
Name: Anthony A. Vasconcellos
Title: Chief Financial Officer, Treasurer and Secretary

THE HILLMAN COMPANIES, INC.,
as Borrower and a Guarantor

By:	/s/ Anthony A. Vasconcellos
Name: Anthony A. Vasconcellos
Title: Chief Financial Officer, Treasurer and Secretary

OHCP HM ACQUISITION CORP.,
as a Guarantor

By:	/s/ Tyler Wolfram
Name: Tyler Wolfram
Title: President

Signature page to Joinder Agreement

HILLMAN INVESTMENT COMPANY,
as a Guarantor

By:	/s/ Anthony A. Vasconcellos
Name: Anthony A. Vasconcellos
Title: Chief Financial Officer, Treasurer and Secretary

ALL POINTS INDUSTRIES, INC.,
as a Guarantor

By:	/s/ Anthony A. Vasconcellos
Name: Anthony A. Vasconcellos
Title: Chief Financial Officer, Treasurer and Secretary

SUNSUB C INC.,
as a Guarantor

By:	/s/ Anthony A. Vasconcellos
Name: Anthony A. Vasconcellos
Title: Chief Financial Officer, Treasurer and Secretary

TAGWORKS, L.L.C.,
as a Guarantor

By:	/s/ Anthony A. Vasconcellos
Name: Anthony A. Vasconcellos
Title: Chief Financial Officer, Treasurer and Secretary

Signature page to Joinder Agreement

Consented to by:

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

Signature page to Joinder Agreement

SCHEDULE A

TO JOINDER AGREEMENT

Name of New Lender	New Term Loan Commitment
Barclays Bank PLC	$30,000,000.00

Schedule A-1

EXHIBIT A

TO JOINDER AGREEMENT

Wire Instructions and Other Account Information

Exhibit A-1

EXHIBIT B

TO JOINDER AGREEMENT

Form of Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP

Exhibit B-1